   As filed with the Securities and Exchange Commission on January 28, 2000.


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                      January 28, 2000 (January 28, 2000)



                                 MEDAREX, INC.
             (Exact name of registrant as specified in its charter)


         New Jersey                     0-19312                22-2822175
(State of other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)


              707 State Road, Ste. 206, Princeton, N.J. 08540-1437
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (609) 430-2880


                                 Not Applicable
         (Former name or former address, if changed since last report)
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                                 MEDAREX, INC.
                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K



Item 5.      Other Events .................................................   3

Item 7.      Financial Statements and Exhibits .............................  3

Signature    ...............................................................  4

                                       2
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          Item 5.   Other Events.

          On January 28, 2000, Medarex, Inc., a New Jersey corporation (the "Company"), announced it had filed a registration statement with the U.S. Securities and Exchange Commission for a public offering of 1.75 million shares of Common Stock. Following the offering, the Company will have approximately
34.2 million shares of Common Stock outstanding, assuming no exercise of the underwriters 262,500 share over-allotment option. The offering is being underwritten by Morgan Stanley Dean Witter, Chase H&Q, Dain Rauscher Wessels, and Warburg Dillon Read LLC.

          The press release with respect to this transaction is filed herewith as Exhibit 99.1.

          This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. Forward-looking statements involve known and unknown risks and uncertainties and are indicated by words such as "anticipates", "expects", "believes", "plans", "could" and similar words and phrases. These risks and uncertainties include, but are not limited to, uncertainties in obtaining and maintaining regulatory approval, market acceptance of and continuing demand for the Company's products, the impact of competitive products and pricing, the Company's ability to obtain additional financing to support its operations, the continuation of business partnerships, the progress of ongoing clinical trials, development of new business opportunities and other risks that may be detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission.

          Item 7.   Financial Statements and Exhibits.

               (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number         Description of Exhibit
-------        ----------------------

99.1           Press release dated January 28, 2000.

                                       3
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MEDAREX, INC.
                                          Registrant


Date:   January 28, 2000                By:/s/ Michael A.  Appelbaum
                                           -------------------------
                                         Michael A. Appelbaum
                                         Executive Vice President -
                                         Finance and Administration,
                                         Secretary, Treasurer and
                                         Chief Financial Officer

                                       4
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                                 EXHIBIT INDEX
                                 -------------


Exhibit                                            Page
Number                  Description               Number
---------  -------------------------------------  ------

99.1       Press release dated January 28, 2000.

                                       5